EXHIBIT 99.1

Consolidated Communications Secures All Regulatory Approvals for FairPoint Merger

Illinois, Kansas, Maine, New Hampshire, New York and Vermont Recently Approved Merger

MATTOON, Ill., June 28, 2017 (GLOBE NEWSWIRE) -- Consolidated Communications Holdings, Inc. (NASDAQ:CNSL) announced today it has completed pre-close regulatory approval and notification processes in all 17 of FairPoint’s operating states and is on track to complete the Consolidated Communications–FairPoint Communications merger.  Illinois, Kansas, Maine, New Hampshire, New York and Vermont recently joined Colorado, Georgia, Ohio, Pennsylvania and Virginia by each granting approval of the pending merger with FairPoint.  In addition, all pre-close notification processes have been completed in the six states of Alabama, Florida, Massachusetts, Missouri, Oklahoma and Washington.

“This merger will benefit customers and communities across the combined 24-state service area as we become an even stronger and more competitive company with greater scale, resources and access to an expanded 36,000 fiber-route-mile network,” said Bob Udell, president and chief executive officer of Consolidated Communications.  “We are committed to ensuring this merger is seamless for customers and look forward to bringing our expanded product and services portfolio to FairPoint customers in the future.”

“Obtaining approvals in these states is an important step toward completing the merger and indicates regulators understand the benefits of this business combination,” said Michael Shultz, vice president of regulatory and public policy at Consolidated Communications.  “We are pleased with the support of all the regulatory bodies.”

“The combined company will be well positioned to expand its broadband reach and service offerings, while maintaining a legacy of local community support and involvement as we work toward our mission of turning technology into solutions, connecting people and enriching how they work and live,” added Udell.

Shareholders of both companies overwhelmingly approved the merger on March 28.  Financing for the merger was secured on Dec. 21, 2016 with favorable terms.  Hart Scott-Rodino clearance was secured in January and Federal Communications Commission approval was received in May. The Company expects to close on the transaction on July 3.

About Consolidated Communications
Consolidated Communications Holdings, Inc. (Nasdaq:CNSL) is a leading broadband and business communications provider throughout its 11-state service area.  Consolidated Communications leverages its advanced fiber optic network and multiple data centers to offer a wide range of communications solutions, including data, voice, video, managed services, cloud computing and wireless backhaul.  Headquartered in Mattoon, IL, Consolidated Communications has been providing services in many of its markets for more than a century. www.consolidated.com.

About FairPoint Communications
FairPoint Communications, Inc. (Nasdaq:FRP) provides advanced data, voice and video technologies to single and multi-site businesses, public and private institutions, consumers, wireless companies and wholesale re-sellers in 17 states. Leveraging an owned, fiber-based Ethernet network — with more than 22,000 route miles of fiber, including approximately 18,000 route miles of fiber in northern New England — FairPoint has the network coverage, scalable bandwidth and transport capacity to support enhanced applications, including the next generation of mobile and cloud-based communications, such as small cell wireless backhaul technology, voice over IP, data center colocation services, managed services and disaster recovery.  www.FairPoint.com.

Safe Harbor
The Securities and Exchange Commission (“SEC”) encourages companies to disclose forward-looking information so that investors can better understand a company’s future prospects and make informed investment decisions.  Certain statements in this communication are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995.  These forward-looking statements reflect, among other things, current expectations, plans, strategies, and anticipated financial results of Consolidated Communications Holdings, Inc. (the “Company”) and FairPoint Communications, Inc. (“FairPoint”), both separately and as a combined entity.  There are a number of risks, uncertainties, and conditions that may cause the actual results of the Company and FairPoint, both separately and as a combined entity, to differ materially from those expressed or implied by these forward-looking statements.  These risks and uncertainties include the timing and ability to complete the proposed acquisition of FairPoint by the Company, the expected benefits of the integration of the two companies and successful integration of FairPoint’s operations with those of the Company and realization of the synergies from the integration, as well as a number of factors related to the respective businesses of the Company and FairPoint, including economic and financial market conditions generally and economic conditions in the Company’s and FairPoint’s service areas; various risks to stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the current dividend policy; various risks to the price and volatility of the Company’s common stock; changes in the valuation of pension plan assets; the substantial amount of debt and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on its common stock; restrictions contained in the Company’s debt agreements that limit the discretion of management in operating the business; legal or regulatory proceedings or other matters that impact the timing or ability to complete the acquisition as contemplated, regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with the Company’s possible pursuit of acquisitions; system failures; cyber-attacks, information or security breaches, or technology failure of the Company or of a third party; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; new or changing tax laws or regulations; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of the Company’s and FairPoint’s network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; liability and compliance costs regarding environmental regulations; the possibility of disruption from the integration of the two companies making it more difficult to maintain business and operational relationships; the possibility that the acquisition is not consummated, including, but not limited to, due to the failure to satisfy the closing conditions; the possibility that the merger or the acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and diversion of management’s attention from ongoing business operations and opportunities.  A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in the Company’s and FairPoint’s respective filings with the SEC, including the Annual Report on Form 10-K of the Company for the year ended December 31, 2016, which was filed with the SEC on March 1, 2017, under the heading “Item 1A—Risk Factors,” and the Annual Report on Form 10-K of FairPoint for the year ended December 31, 2016, which was filed with the SEC on March 6, 2017, under the heading “Item 1A—Risk Factors,” and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by each of the Company and FairPoint. Many of these circumstances are beyond the ability of the Company and FairPoint to control or predict.  Moreover, forward-looking statements necessarily involve assumptions on the part of the Company and FairPoint.  These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “estimate,” “project,” “intend,” “plan,” “should,” “may,” “will,” “would,” “will be,” “will continue” or similar expressions.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and FairPoint, and their respective subsidiaries, both separately and as a combined entity to be different from those expressed or implied in the forward-looking statements.  All forward-looking statements attributable to us or persons acting on the respective behalf of the Company or FairPoint are expressly qualified in their entirety by the cautionary statements that appear throughout this communication.  Furthermore, forward-looking statements speak only as of the date they are made.  Except as required under the federal securities laws or the rules and regulations of the SEC, each of the Company and FairPoint disclaim any intention or obligation to update or revise publicly any forward-looking statements.  You should not place undue reliance on forward-looking statements.

Contacts:
Jennifer Spaude, Consolidated Communications
jennifer.spaude@consolidated.com
507-386-3765

Paul Taaffe, FairPoint Communications
ptaaffe@fairpoint.com
(704) 227-3623